UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): March 3, 2008

SIGNATURE LEISURE, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-49600	50-0012982
(State or Other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
Incorporation)

1375 Semoran Boulevard
Unit 1035
Casselberry, Florida 32707
(Address of Principal Executive Offices and Zip Code)
(407) 599-2886
(Registrants Telephone Number)
Not Applicable
(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

(a) On April 24, 2007, the President and CEO of Signature Leisure, Inc. (the “Company”) entered into a consulting agreement with Enzyme Consultants Organization, Inc, an Indiana Corporation, for assistance with the planning, organization and management assistance during its formative years. Signature Leisure agreed to assist Enzyme Consultants Organization, Inc., by providing business planning, organization and management consulting services and other related services.

(b) Enzyme Consultants Organization, Inc., notified Signature Leisure, Inc., on February 24, 2008, that it did not require the services of Signature Leisure, Inc.

(c) Therefore, with no exchange of services or monies as consideration for the aforementioned agreement, both Signature Leisure, Inc. and Enzyme Consultants Organization, Inc have mutually agreed to discontinue their consulting agreement.

A copy of the consulting agreement dated April 24, 2007 between Signature leisure, Inc., and Enzyme Consultants Organization, Inc., was previously filed as an exhibit to the 10QSB filed with the SEC on May 15, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10.2 Consulting Agreement between Signature Leisure, Inc., and Enzyme Consultants Organization, Inc.,
dated April 24, 2007, filed on May 15, 2007, and incorporated by reference herein.
10.4 Cancellation of Consulting Agreement between Signature Leisure and Enzyme Consultants Organization
dated February 27, 2008, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE LEISURE, INC.
Date: March 3, 2008	By: \s\ Stephen W. Carnes, President
Stephen W. Carnes,